UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August  28, 2017

UNITED STATES LIME & MINERALS, INC.

(Exact name of registrant as specified in its charter)

TEXAS	0-4197	75-0789226
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

5429 LBJ FREEWAY, SUITE 230, DALLAS, TEXAS		75240
(Address of principal executive offices)		(Zip Code)

(972) 991-8400

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02. DEPARTURE OF dIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Resignation of Principal Financial and Accounting Officer

United States Lime & Minerals, Inc. (the “Company”) disclosed that M. Michael Owens, the Company’s Vice President, Chief Financial Officer, Secretary and Treasurer, has resigned from his positions as the Company’s Vice President and Chief Financial Officer, effective September 18, 2017, in anticipation of his full retirement at a future date.  Mr. Owens will continue to be employed for a time as the Company’s Secretary and Treasurer in order to provide for an orderly transition, at a reduced annual base salary of $100,000.

Appointment of New Principal Financial and Accounting Officer

The Company also disclosed the appointment of Michael L. Wiedemer as the Company’s Vice President and Chief Financial Officer, effective September 18, 2017.  Mr. Wiedemer is a certified public accountant and has served as corporate controller for TearLab Corp., an in vitro diagnostic medical device company, since September 2015.  From October 2009 to September 2015, Mr. Wiedemer held various positions, including corporate controller and chief accountant, at Peerless Manufacturing Company (“PMFG”), a global provider of custom-engineered systems and products designed to provide safe, efficient and clean energy delivery.  Prior to joining PMFG, Mr. Wiedemer was an audit manager with Grant Thornton LLP, an auditing and professional services company.

Mr. Wiedemer will be paid an annual base salary of $170,000, subject to future adjustments in the discretion of the Compensation Committee of the Company’s Board of Directors.  Mr. Wiedemer will be eligible for discretionary cash bonuses, and grants of equity awards under the Company’s Amended and Restated 2001 Long-Term Incentive Plan, in the discretion of the Compensation Committee, as well as other benefits made available generally to employees of the Company.  Mr. Wiedemer will be subject to the Company’s standard confidentiality, non-competition, and non-solicitation agreement.

Mr. Wiedemer has no family relationships with any director or executive officer of the Company.  Mr. Wiedemer is not a participant in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, United States Lime & Minerals, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 29, 2017UNITED STATES LIME & MINERALS, INC.

By: /s/ M. Michael Owens

     M. Michael Owens, Vice President and

     Chief Financial Officer